Rodman & Renshaw
Annual Global Investment Conference
INX Inc.
Nasdaq: INXI
www.INXI.com
November 10, 2008
Jim Long - Chairman & CEO

[redacted]

During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon.

[redacted]

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "should," "target," "will" or other similar words are forward-looking statements. These forward-looking statements are made as of the date and time made and the Company will make no attempt to update such statements in the future as circumstances change. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our most recent filing on Form 10-Q, which we urge you to read.

INX

GAAP Reconciliation and
 Forward-Looking Statements
All financial results shown are for continuing operations unless otherwise noted
GAAP Reconciliation
Safe Harbor Statement

Agenda
   1.Brief overview of INX and the industry in which INX participates
2.  Financial performance, stock price performance & valuation
3. Update on recent trends in our business, our strategy for improving shareholder value during the current economic
 slowdown & our outlook

INX is an IP networking and data center consulting and solutions company We plan, design, install and support complex solutions for enterprise organizations We have practice areas focused in six interrelated areas: Enterprise Network Infrastructure Unified Communications and VoIP Wireless Networks / Mobility Network Security Network Storage Virtualization  NASDAQ GM:  INXI Shares Outstanding: ~8.7MM Float: ~6.7MM Diluted shares:  ~9.3MM 90-day avg. volume:  ~25,000 Headquarters:  Houston, Texas (corporate administration) and Dallas, Texas (operations)

Increasing IP Network Importance & Complexity
 Benefits Focused Solutions Providers Like INX
Voice / Video
Wireless Access
Storage
Collaboration
Security
Demand For Focused Solutions Provider Services
Routing & Switching
Enterprise organizations are realizing
that the IP network is rapidly becoming
the platform for all forms of
communications, while at the same time
the network is becoming more complex.
INX is benefiting from this trend.
Virtualization

INX Mix %	INX Estimate Of L/T Industry Growth Rates			INX '07 Total Growth	INX '07 Organic Growth
Routing/switching	67.2%	12%	-	13%	39%	29%
Unified communications	15.1%	15%	-	20%	15%	13%
Wireless	5.7%	10%	-	15%	37%	35%
Security	7.9%	10%	-	20%	58%	44%
Storage	4.1%	30%	-	60%	242%	122%
Server virtualization	0.0%	30%	-	60%	N/A	N/A
Total	100.0%					
Implied INX growth based on mix		13%		17%		

INX

INX Industry/Market Segments
 And INX Views On Organic Growth
INX estimates of long term industry growth rates are INX estimates based on IDC and other industry analyst research reports, and certain relevant manufacturer segment growth rates; INX
’07 growth is based on customer billings; near-term growth is estimated to be lower due to the recession
Note:

Growth Strategies
 Geographic expansion
 Grow both the number and the size of clients
 Make selective, strategic, accretive acquisitions
 Expand into select, complementary categories of technology such as recent additions of network security, network storage and virtualization as focused practice areas

Austin

- 5 markets 3 years ago
- 7 new markets added in '05 & '06
- New England / Boston added 8/31/07
- AccessFlow Sacramento location on 6/9/08

Geographic Expansion -
 3X Growth Since Mid-2005
Houston
San Antonio
Dallas
El Paso
Albuquerque
Los Angeles
Eugene
Portland
Seattle
Washington
 (Federal)
Boston
Boise
Sacramento

Schlumberger

HALLIBURTON

SAMSUNG

FOUR SEASONS
Hotels and Resorts

Reliant Energy

Neiman Marcus

GENERAL DYNAMICS
Strength On Your Side

IBM

DEPARTMENT OF THE ARMY
UNITED STATES OF AMERICA

DEPARTMENT OF JUSTICE

ARMY NATIONAL GUARD

U.S. DEPARTMENT OF HOMELAND SECURITY

CITY OF HOUSTON
TEXAS

The University of Texas

HOUSTON INDEPENDENT SCHOOL DISTRICT

INX

Increasing Number and Size of Customers
  We serve U.S. “enterprise”
 organizations - corporate, state and
 local government, federal government,
 and education - with 200 to 50,000
 employees
  As we have become more of a
 “national” scope organization, we have
 been able to win larger customers and
 transactions
  As we continue to grow our national
 presence we believe our ability to win
 larger-sized customers will continue to
 be enhanced
  No material direct exposure to
 problematic industry sectors such as
 homebuilding, mortgage companies,
 investment banking, etc.

Competition: National Presence +
 Focus & Expertise Are Competitive Advantages
High focus
& expertise
Low focus
& expertise
Low geographic
presence
High geographic
presence
INX’s increasingly
national presence,
combined with a high
level of focus and
expertise, is a
competitive advantage
with large, national-
presence customers
Small, focused,
regional solutions
providers
Large IT solutions
providers and
telecom carriers
Small, generalist
VARs & IT solutions
providers

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2003
2004
2005
2006
1H-07
2H-07
Q1-08
Q2-08
Q3-08
Products
Services

Gross Margin
 (Product vs. Services Revenue Sources)
  Product gross margin has trended upward slightly over a multi-year period, a function of our increasingly high value-add solutions and increasing business from repeat customers
  Services gross margin declined in 2005 and 2006 due to rapid national expansion and start-up of new practice areas, both of which increased engineering and other categories of costs of service in advance of service revenue production; improving recently as benefits are realized;
 two recent quarters are in our target range of 30%-35%
  For the most recent quarter, gross margin declined somewhat for both categories of revenues, for different reasons, including efforts to gain market share in a recessionary environment, services costs related to propagating our new virtualization practice area company-wide

22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
2003
2004
2005
2006
1H-07
2H-07
Q1-08
Q2-08
Q3-08
Gross Margin
Operating Profit Margin

INX

Gross and Operating Profit Margin
  Gross profit margin on total revenue has improved over the past several years due to improving mix of service revenue and improving gross margin on both product revenue and service revenue; in 1H-2008 this trend continued, but for Q3-08 margins declined
  Operating profit margin turned positive in 2004, then declined in 2005 and 2006 as we executed on rapid geographic expansion and introduced new practice areas, but improved after 2006 as benefits of expansion began to be realized
  For Q3-08, margins declined due to the recessionary environment, efforts to gain market share and efforts to ramp up our new virtualization practice area company-wide
* 2005 results exclude one-time non-cash charge of $5.7 million

Engineers	35	128	266%	178	39%	179	1%
Sales	26	108	315%	129	19%	143	11%
Branch office admin	8	33	313%	36	9%	35	-3%
Corporate ops	12	29	142%	37	28%	40	8%
Corporate admin	16	30	88%	31	3%	30	1%
Totals	97	328	238%	411	25%	427	4%

Staffing Trends
 - Key To Both Growth and Improving Margins
Dec 31,
2004
+156%
+278%
%
Incr.
Jun 30,
2008
%
Incr.
+13%
+30%
1H-2008
  For 2007, direct employee costs were 68% of total operating expenses, so leveraging employee costs is key to improving operating profit margin; sales staff and engineering staff are direct revenue producing staffing, and we have been able to leverage non-direct-
 revenue-producing staff - key to improving profit margin
  Direct revenue-producing staffing increased 30% in 1H-2008 compared to 13% increase for non-direct revenue producing staff - key to continued organic revenue growth
  During Q3-2008, sales staffing increased 11% - key to capturing market share
Long-Term Trend
Q3-2008
%
Incr.
Sep 30,
2008
+ 5%
+ 1%
vs.
vs.
vs.
Dec 31,
2007

Financial Performance
&
Stock Price Performance

15.50
15.00
14.50
14.00
13.50
13.00
12.50
12.00
11.50
11.00
10.50
10.00
9.50
9.00
8.50
8.00
7.50
7.00
6.50
6.00
5.50
5.1299
Volume 12,150
200,000
175,000
150,000
125,000
100,000
75,000
50,000
36,948
25,000
0
06 Dec 07 Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 08 Feb Mar Apr May Jun Jul Aug Sep Oct Nov

2-Year INX Daily Stock Graph As of 11/7/2008

70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
EV / Operating Income

INX Enterprise Value / Operating Income
  Enterprise Value / Operating Income is a way of viewing historical INX per-share valuations in a more stable and consistent manner than EPS multiples
  Historically, the quarterly average daily closing price of shares of INX common stock has resulted in
 Enterprise Value / trailing 12-month Operating Income multiples of between ~12x and ~60x
  At recent $5.50 share price, this multiple is at a historic low of ~6.4x based on trailing 12-month gross profit and diluted shares used to compute 3Q08 diluted per share data
*  Enterprise Value is based on the number of diluted shares used to compute diluted earnings per share for the quarter times the average daily closing price of shares during each quarter.
6.4x

0.50
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
EV / Revenue

INX Enterprise Value / Revenue
  Enterprise Value / Revenue is an overly simplistic way of viewing historical INX per-share valuations, but one that is sometimes evaluated by investors in periods of earnings aberrations
  Historically, the quarterly average daily closing price of shares of INX common stock has resulted in
 Enterprise Value / trailing 12-month Revenue multiples of ~0.26x to ~0.47x
  At recent $5.50 share price, this multiple is at a historic low of ~0.14x based on trailing 12-month gross profit and diluted shares used to compute 3Q08 diluted per share data
*  Enterprise Value is based on the number of diluted shares used to compute diluted earnings per share for the quarter times the average daily closing price of shares during each quarter.
0.14x

3.0
2.5
2.0
1.5
1.0
0.5
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
EV / Gross Profit

INX Enterprise Value / Gross Profit
  Enterprise Value / Gross Profit is a way of viewing historical INX per-share valuations in a more stable manner than net income multiples, and has more meaning than revenue multiples
  Historically, the quarterly average daily closing price of shares of INX common stock has resulted in
 Enterprise Value / trailing 12-month Gross Profit multiples of between ~1.6x and ~2.5x
  At recent $5.50 share price, this multiple is at a historic low of ~0.7x based on trailing 12-month gross profit and diluted shares used to compute 3Q08 diluted per share data
*  Enterprise Value is based on the number of diluted shares used to compute diluted earnings per share for the quarter times the average daily closing price of shares during each quarter.
0.7x

[redacted]

[redacted]

$250
$230
$210
$190
$170
$150
$130
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

INX

Growth In 3 Key Areas Of Operating Results
  INX has materially increased all key aspects of operating performance, including:

➢ Revenue: +62% over past 21 months, +28 over past 12 months

➢ Gross profit: +66% over past 21 months, +36% over past 12 months

➢ Operating income: +213% over past 21 months, +73 over past 12 months
  This improvement is a result of organic revenue growth, accretive acquisitions and improving employee productivity
TTM Revenue
TTM Gross Profit
TTM Operating Income
+ 62%
+ 66%
+ 213%

[redacted]

[redacted]

$30.0
$29.0
$28.0
$27.0
$26.0
$25.0
$24.0
$23.0
$22.0
$21.0
$20.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

$6.2
$6.0
$5.8
$5.6
$5.4
$5.2
$5.0
$4.8
$4.6
$4.4
$4.2
$4.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

Improving Per Diluted Share Operating Results
  On a per diluted share basis, INX has materially improved all key aspects of operating performance, including:

➢         Revenue per share +30% over past 21 months, +16% over past 12 months

➢ Gross profit per share +34% over past 21 months, +23% over past 12 months

➢ Operating income per share +154% over past 21 months, +57 over past 12 months
TTM Revenue / Share
TTM Gross Profit / Share
TTM Oper. Income / Shr.
+ 30%
+ 34%
+ 154%

[redacted]

$5.6
$4.6
$3.6
$2.6
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
$(0.2)
$(0.4)
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]

25%
20%
15%
10%
5%
0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

INX

Improving Balance Sheet
  INX’s balance sheet has shown substantial improvement; currently stronger balance sheet than at any recent time
  Stockholders equity and net cash per diluted share have both improved substantially over the past 21 months
  Maximum leverage, measured in terms of the debt/equity ratio, has been around a maximum of 20%, and is at 0% at 9/30/2008
Stockholder’s Equity / Share
Net Cash / Share
Debt / Equity Ratio

9/30/2008	6/30/2008	12/31/2007
	(unaudited)	(unaudited)	
ASSETS:			
Cash and cash equivalents	$ 15,806	$ 12,604	$ 9,340
Accounts receivable, net	51,077	51,787	45,128
Inventory	1,872	1,147	1,439
Deferred income taxes	2,100	2,100	2,100
Other current assets	1,101	1,657	2,062
PP&E, net	5,593	5,019	4,421
Goodwill and other intangible assets, net	25,584	25,768	19,751
Total assets	$ 103,133	$ 100,082	$ 84,241
LIABILITIES & STOCKHOLDERS' EQUITY:			
Short term debt	$ 36	$ 67	$ 6,200
Accounts payable	42,719	41,604	37,233
Accrued expenses	8,409	7,405	5,363
Deferred income taxes	1,565	1,565	1,565
Other liabilities	1,311	1,253	1,853
Total liabilities	54,040	51,894	52,214
Stockholders' equity	49,093	48,188	32,027
Total liabilities and stockholders' equity	$ 103,133	$ 100,082	$ 84,241

INX

Balance Sheet Data
(Dollars in thousands)

Accounts receivable, net	$ 51,077	65.9%
Cash and cash equivalents	15,806	20.4%
Fixed assets, net	5,593	7.2%
Deferred income taxes	2,100	2.7%
Inventory	1,872	2.4%
Other current assets	1,101	1.4%
Totals	$ 77,549	100.0%

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Oct 07
Nov 07
Dec 07
Jan 08
Feb 08
Mar 08
Apr 08
May 08
Jun 08
Jul 08
Aug 08
Sep 08

INX

Simple Balance Sheet / High Quality Assets
(Dollars in thousands)
Tangible Assets at 9/30/2008
% of Total A/R Aged Over 60 Days At Month End
  INX has a very simple balance sheet
  Accounts receivable is the largest
 tangible asset, followed by cash
  INX has high quality enterprise
 organizations as customers
  No deterioration in aging of accounts
 receivables over past year

Credit Availability and Liquidity
  During Q3 we spent $557,000 to repurchase 79,940 shares under our repurchase plan
  Record levels of cash on hand at $15.8 million, or $1.82 per share in cash
  No funded (interest bearing) debt outstanding under credit lines
  $60 million operating credit facility used to purchase product from vendors for resale to customers had an outstanding balance of $39.4 million (subject to collateral availability)
  $10 million credit facility available for acquisitions with zero balance
  Generating positive cash flow from operations of the business:

➢ Weak Q3 net income was $426,000

➢ Q3 non-cash equity compensation expense was $429,000

➢ Q3 non-cash depreciation and amortization expense was $664,000

➢ Q3 non-cash income tax expense was $395,000

[redacted]
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]
$30
$25
$20
$15
$10
$5
$0
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

[redacted]
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08

INX

Improving Return On Capital Used In Operations
 (Operating Income / Capital Used In Operations)
  Improving operating income relative to the amount of capital used to generate such operating income is key to improving long-term shareholder value
  Careful use of capital for acquisitions and other investments used to generate improving operating income has resulted in substantial improvement on the return on the capital deployed to generate such operating income
  The ratio of operating income to capital used in operations, (defined as trailing 12-month operating income divided by average equity capital plus debt minus cash) has improved substantially
TTM Operating Income
TTM Average Capital Used
Ratio
+ 212%
+ 32%

Update On Recent Trends In Business
&
Outlook

Outlook
  Recent economic and credit market turmoil has made predictions less certain, but we choose to continue to provide guidance in the interest of full and consistent transparency
  We are expanding our range of expectations somewhat due to lower visibility as compared to recent quarters, which reduced visibility is related to macro-economic uncertainty
  For Q4-08 we expect:
  Total revenue in the range of $61-$68 million, an increase of 8% to 20% compared to prior year period revenue of $56.6 million
  Services revenue in the range of $10-$12 million, an increase of 20%-34% compared to prior year period service revenue of $8.0 million
  We continue to maintain our long-term target ranges for gross profit margin of 15%-19%
 for products and 30%-35% for services, and for operating profit margin in the range of 4%-
 7%, the achievement of which is dependent upon leveraging certain operating expenses against continued revenue growth
  However, for the next two to three quarters we expect that both gross margin percentage and operating profit margin percentage will be pressured somewhat due to our efforts to expand newer practice areas and our efforts to aggressively gain market share

Recent Market Developments
  We stated in early November of 2007 that tight credit markets and worries over a possible recession were causing slowing customer demand
  On August 12th, we stated that had seen sequentially improving bookings between
 March and July, and concluded that customer demand was improving
  For Q3-08, organic (excluding acquisitions) product order bookings increased by 34%
 y/y, with the strongest y/y growth occurring early in the quarter in the month of July
  Financial market turmoil in late September and early October caused a pause in customer decision making, which together with credit availability issues, caused customer demand to slow substantially in early October - organic bookings decreased by 26% y/y for the month of October
  However, organic order bookings improved for the most recent three weeks ended
 November 8th; bookings increased by 36%, 37% and 71% y/y respectively - while encouraging, it is too early to know how much of the recent improvement is a “trend”
 vs. a “bounce”
  Consensus thinking indicates an economic recession in the U.S. over the upcoming several quarters

Impact Of Recent Market Developments
  Recessionary economic environment, combined with tight credit availability will negatively impact industry-wide customer demand near-term, and possibly for several quarters
  INX’s industry is well positioned on a relative basis because unified communications and data center virtualization are areas of cap-ex that result in tangible cost savings
  Tight credit availability will likely cause some leveraged competitors to experience capital constraints and related performance issues, and there will likely be a redistribution of industry revenues based on balance sheet strength and credit capacity
  INX can benefit because of our strong balance sheet and credit capacity
  To take advantage of this market opportunity we must try to hire top sales and engineering talent that becomes available, as well as make acquisitions
  Hiring during a period of weakened customer demand will negatively impact operating profit margin percentage in the near-term, but will improve earnings potential when customer demand improves

Why We Are Optimistic About INX’s Prospects
  INX currently has a small share of its target market, which target markets include some of the best areas of technology, from a growth perspective
  Unified communications is still in a state of relative infancy; the majority of enterprise phone systems are still antiquated TDM PBX technology; many organizations can experience a tangible ROI from deploying UC, beneficial in good or bad times
  Growth in network storage capacity, which occurs irrespective of economic conditions, will continue to drive demand for upgrading storage; the natural path of upgrade is to newer technology that INX is focused on deploying
  Virtualization of servers has one of the most compelling ROI metrics of any area of IT and communications enterprise spending, and delaying the deployment of virtualization because of an economic downturn is therefore illogical
  Virtualization of servers within the datacenter often requires an upgrade of the network infrastructure within the datacenter, leading to “data center virtualization”
  Network security issues will continue unabated, irrespective of economic conditions, and failure to resolve security issues “is not an option” for most enterprises
  Web 2.0 enterprise applications are moving into the enterprise environment and will increase the use of video in the enterprise, in turn increasing network load
  TelePresence video communications solutions help save money by reducing travel costs and this area of technology is expected to continue to grow

Our Strategy For Improving Shareholder Value
 Through The Expected Economic Slowdown
  Because INX has no funded debt, a material cash reserve, and substantial credit availability under existing lines of credit, we have an opportunity to gain market share during this downturn, a strategy we have been pursuing
  This particular economic slowdown is driven by tight credit, financial sector, homebuilder sector and other specific sector weakness; corporations outside certain impacted sectors have generally healthy balance sheets and earnings
  Because our customers are enterprise organizations, not consumers, and because we have little exposure to the most negatively impacted industry sectors, we plan to continue to capitalize on the relative strength of our customer base and our expertise selling to and servicing relatively strong sectors of the economy
  Tight credit and economic uncertainty are factors driving lower multiples for equities, and we hope to use this opportunity to make additional acquisitions at attractive valuations
  Increase revenue per sales staff member through recently added new practice areas
 (network storage less than 2 years ago; virtualization 3 months ago)

How Executing Our Near-Term Strategy Will Impact
 Near-Term Results Of Operations
  INX’s sales staff are primarily compensated through sales commissions; therefore, weak customer demand resulting in lower revenue per sales staff member can be counteracted by adding additional sales staff, theoretically with little impact on operating results
  However, INX’s sales involve a somewhat lengthy sales cycle, and INX pays a “draw against commissions” to new sales staff, which are reflected as expense until commissions are “earned”, at which time such “draws” are recouped, resulting in lower effective commission rates when the sales staff member becomes productive
  Because we have been hiring, and intend to continue to hire, additional sales staff during this period of relative competitor weakness, selling expense relative to revenue will be elevated; this negatively impacts operating profit margin % relative to what could have been achieved with better customer demand
  We will continue to focus on improving operating profit margin over the long-term, but we believe it is more important to gain market share against our competitors during this period of economic weakness, a period during which INX’s financial strength is a material competitive advantage

$252
$208
$156
$107
$71
$44
2003
2004
2005
2006
2007
TTM @ 9/30/08

INX

Summary
Revenue in millions
  Excellent long-term track record of industry-leading
 organic growth and executing on acquisitions
  Well positioned for the economic recession:

➢ Strong relative industry sectors

➢ Strong balance sheet
  Operating performance over the past year, in spite of
 overall weak customer demand, has been strong:

➢ TTM revenue / diluted share + 16%

➢ TTM non-GAAP net income / diluted share +53%
  Plan to take advantage of current market conditions,
 but doing so will negatively impact near-term quarterly
 profitability
  Our current actions will position INX for strong
 performance when customer demand improves